FIRST AMENDMENT TO NET LEASE AGREEMENT


     THIS AMENDMENT TO NET LEASE AGREEMENT, made and entered into effective as of the 11th day of July, 2001, by and between AEI Private Net Lease Millennium Fund Limited Partnership ("Millennium Fund"), AEI Real Estate Fund XVIII Limited Partnership ("Fund XVIII"), AEI Net Lease Income & Growth Fund XIX Limited Partnership ("Fund XIX"), and AEI Income & Growth Fund 23 LLC ("Fund 23"), whose address is 1300 Minnesota World Trade Center, 30 East Seventh Street, St. Paul, Minnesota 55101 ("Lessor"), and Razzoo's, Inc., a Texas corporation, whose address is 15950 Dallas Parkway, Suite 785, North Dallas, Texas 75248 ("Lessee");

                          WITNESSETH:

     WHEREAS, Lessor is the fee owner of a certain parcel of real property and improvements located at Alpharetta, Georgia, and legally described in Exhibit "A", which is attached hereto and incorporated herein by reference; and

       WHEREAS, Lessee has constructed the building and improvements (together the "Building") on the real property described in Exhibit "A", which Building is described in the plans and specifications heretofore submitted to Lessor; and

     WHEREAS, Lessee and Lessor have entered into that certain Net Lease Agreement dated June 30, 2000 (the "Lease") providing for the lease of said real property and Building (said real property and Building hereinafter referred to as the "Leased Premises"), from Lessor upon the terms and conditions therein provided in the Lease;

     NOW, THEREFORE, in consideration of the Rents, terms, covenants, conditions, and agreements hereinafter described to be paid, kept, and performed by Lessee, including the completion of the Building and other improvements constituting the Leased Premises, Lessee and Lessor do hereby agree to amend the Lease as follows:

1. Article 2(A) and (B) of the Lease shall henceforth read as follows:

ARTICLE 2.     TERM

     (A) The term of this Lease ("Term") shall be the period commencing June 30, 2000 ("Occupancy Date") through the effective date hereof, plus Fifteen (15) consecutive "Lease Years", as hereinafter defined, commencing on the effective date hereof, with the contemplated initial term hereof ending on July 31, 2016.

   (B) The first full Lease Year shall commence on the date of this First Amendment and continue through July 31, 2002. Each
Lease Year after the first Lease Year shall be a successive period of twelve (l2) calendar months.


2.   Article 4(A) of the Lease shall henceforth read as follows:

ARTICLE 4.  RENT PAYMENTS

     (A)  Annual Rent Payable for the first and second Lease Year:
       Lessee shall pay to Lessor an annual Base Rent of $369,729.75, which amount shall be payable in advance on the first day of each month in equal monthly installments of $7,394.59 to Fund XVIII, $4,929.73 to Fund XIX, $13,556.76 to Fund 23, and $4,929.73 to
       Millennium Fund. If the first day of the Lease Term is not the first day of a calendar month, then the monthly Rent payable for that partial month shall be a prorated portion of the equal monthly installment of Base Rent.

3. Lessee has accepted delivery of the Leased Premises and has entered into occupancy thereof;

4. Lessee has fully inspected the Premises and found the same to be as required by the Lease, in good order and repair, and all conditions under the Lease to be performed by the Lessor have been satisfied;

5. To the best knowledge of the Lessee after due inquiry, as of this date, the Lessor is not in default under any of the terms, conditions, provisions or agreements of the Lease and the undersigned has no offsets, claims or defenses against the Lessor with respect to the Lease.

6. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument.

7. The Lease shall henceforth contain the Exhibit B attached hereto and now hereby incorporated into the Lease; Lessor is the owner of the equipment listed on Exhibit B and Lessee is leasing such equipment from Lessor as set forth in the Lease.

8. Article 34 of the Lease, "Development Financing Agreement" is hereby deleted and to the extent not inconsistent therewith, the Lease shall supercede the Development Financing Agreement.

9. All other terms and conditions of the Lease shall remain in full force and effect.


IN WITNESS WHEREOF, Lessor and Lessee have respectively signed and sealed this Lease Amendment effective as of the day and year first above written.

                     LESSEE:  RAZZOO'S, INC.,


                     By:/s/ Michael Leatherwood


                     Its:  CEO


                     LESSOR:


                     AEI Income & Growth Fund 23 LLC

                     By: AEI Fund Management XXI, Inc.

                     By:/s/ Mark Larson
                            Mark Larson, Chief Financial Officer


                     AEI Real Estate Fund XVIII Limited Partnership

                     By: AEI Fund Management XVIII, Inc.

                     By:/s/ Mark Larson
                            Mark Larson, Chief Financial Officer


                     AEI Net Lease Income & Growth Fund XIX Limited
                     Partnership

                     By:  AEI Fund Management XIX, Inc.

                     By: /s/ Mark Larson
                             Mark Larson, Chief Financial Officer


                     AEI Private Net Lease Millennium Fund Limited
                     Partnership

                     By:  AEI Fund Management XVIII, Inc.

                     By:/s/ Mark Larson
                            Mark Larson, Chief Financial Officer





                            Exhibit A


All that tract or parcel of land lying and being located land Lot
796, 1st District, 2nd Section, City of Alpharetta, Fulton county, Georgia and being more particularly described as follows:

BEGINNING at a point located at the Southwest end of a miter at the intersection of the East right of way (R/W) line at Haynes Bridge Road (R/W varies) and the Southeast R/W line of North Point Parkway (130' R/W); thence along said miter North 33 26' 45" East, a distance of 58.73 feet to a point on the Southeast R/W line of North Point Parkway; thence following said R/W line North 04 09' 13" East, a distance of 90.00 feet to a point; thence 152.49+ feet along a curve to the left, said curve having a chord of North 78 33' 41" East 132.25 feet and a radius of
781.20 feet to a point; thence 213.48 feet along a curve to the left, said curve having a chord of North 65 08' 28" East 212.82 feet and a radius of 781.20 feet to a 1/2" rebar set and the TRUE POINT OF BEGINNING; thence continuing along said R/W line 26.70 feet along a curve to the left, said curve having a chord of North 56 79' 58" East 26.70 feet and a radius of 751.20 to a point' thence North 55 21' 13" East, a distance of 320.00 feet to a point; thence 14.34 feet along a curve to the right said curve having a chord of North 55 39' 04" East 14.34 feet and a radius of 651.20 feet to a 1/2" rebar set at the Northwest end of a miter at the Intersection of said R/W line and the Northwest R/W ling of Georgia Lane (R/W varies); thence along said miter South 67 34' 15" East a distance of 103.65 feet to a 1/2" rebar set on the Northwest R.W line of Georgia Lane; thence following said R/W line South 20 00' 59" East, a distance of 51.87 feet to a point: thence 268.87 feet along a curve to the right, said curve having a chord of South 15 08' 23" West 263.88 feet and a radius of
409.50 feet to a point; thence Sosuth 34 32'09" West, a distance of 175.47 feet to a concrete nail set; thence leaving said R/W line North 55 07' 51" West a distance of 77.67 feet to a 1/2" rebar set; thence North 36 20' 19" West, a distance of 292.87 feet to the TRUE POINT OF BEGINNING. Said tract contains 2.593 acres of 112962 square feet.

TOGETHE  WITH  THE RIGHTS OF EGRESS AND INGRESS AS SET  FORTH  IN
THAT  CERTAIN INTERPARCEL ACCESS EASEMENT CONTAINED IN DB  24701,
PAGE 280, RECORDS OF FULTON COUNTY, GA.





                            Exhibit B



Walk-In  Cooler/Freezer,  Manufacturer  American  Panel,   Serial
Number Job 28812